CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


       Date of Report
(Date of Earliest Events Reported):                      Commission File Number:
       April 22, 2003                                           333-42640


                                    FORM 8-K

                               Endo Networks, Inc.
              -----------------------------------------------------
             (exact name of registrant as specified in its charter)

       Nevada                                                     75-2882833
-----------------------                                          ------------
State of Incorporation)                                          (IRS ID No.)


        2624 Dunwin Drive, Unit #3, Mississauga, Ontario, Canada   L5L 3T5
   --------------------------------------------------------------------------
                    (Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code: 905-820-8800





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         There has been no change in control of the Registrant.

ITEM 2.  ACQUISITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFIED PUBLIC ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS AND FD DISCLOSURE.

         Not applicable.


ITEM 6.  RESIGNATION OF DIRECTORS.

The following resigned as Director of the Company effective April 22, 2003.

William S. Best

There were no disagreements with the Registrant on any matter relating to the registrant's operations, policies or practices. Copy of his resignation letter is attached as an Exhibit to this Form 8-K.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ENDO NETWORKS, INC.
                                           -------------------------------
                                           (Registrant)

                                           BY: /s/ Peter B. Day
                                              ----------------------------
                                                   Peter B. Day, President

DATE: April 26, 2003
      Mississuaga, Ontario